UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SEACOR Holdings Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(2)	Aggregate number of securities to which transaction applies:

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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2200 Eller Drive
Fort Lauderdale, Florida 33316

May 10, 2007

Supplement to Definitive Proxy Statement dated April 16, 2007

Dear Stockholder:

On May 9, 2007, the Board of Directors of SEACOR Holdings Inc. (the “Company”) amended the SEACOR Holdings Inc. 2007 Share Incentive Plan (the “Plan”), which is the subject of “Proposal 3 - To approve the SEACOR Holdings Inc. 2007 Share Incentive Plan” contained in the Company’s Definitive Proxy Statement dated April 16, 2007 (the “Proxy Statement”) and is attached as Annex A to the Proxy Statement. The Proxy Statement relates to the 2007 Annual Meeting of Stockholders of the Company, which will be held on Thursday, May 17, 2007 at 11:00 a.m., Central time, at the Ritz-Carlton St. Louis Hotel, located at 100 Carondelet Plaza, Clayton, Missouri 63105.

The amendment reduced the maximum number of shares of common stock that may be delivered to participants under the Plan, subject to certain adjustments, from an aggregate of 1,750,000 shares to an aggregate of 1,000,000 shares. As a consequence, if the stockholders approve the Plan at the 2007 Annual Meeting or any adjournment or postponement thereof, the number of shares of common stock that may be delivered under the Plan will be 1,000,000 shares of common stock, not 1,750,000 as stated in the Proxy Statement.

To effect this amendment, Section 5(a) of the Plan, entitled “Common Stock Available Under the Plan” will  now read as follows:

5.                COMMON STOCK AVAILABLE UNDER THE PLAN

(a)    Subject to the provisions of this Section 5 and any adjustments made in accordance with Section 13 hereof, the maximum number of shares of Common Stock that may be delivered to participants (including permitted assignees) and their beneficiaries under this Plan shall be 1,000,000 shares of Common Stock (subject to adjustments made in accordance with Section 13 hereof), which may be authorized and unissued or treasury shares.

Consistent with this amendment, Annex A is amended to reflect the amended Section 5(a), and reference to the number “1,750,000” under the heading “Shares Available” on page 36 of the Proxy Statement is amended to refer to “1,000,000”.

This supplement to the Proxy Statement should be read together with the Proxy Statement. No other provisions of the Plan or the Proxy Statement were amended, and the information contained in this supplement replaces and supersedes any inconsistent information in the Proxy Statement.

A copy of the proxy card is enclosed. If you have already voted or given your proxy on Proposal 3 and wish to change your vote on Proposal 3, or have not yet voted, please complete, date, sign and promptly return the accompanying proxy card, in the enclosed postage-paid, pre-addressed envelope provided for such purpose. Your last vote or proxy will be the vote or proxy used with respect to all proposals at the 2007 Annual Meeting. Voting instructions are included on the proxy card.

You do not have to take any action if you have previously voted your shares and do not wish to change your vote. Any stockholder that wants to vote on Proposal 3 may use either the proxy card included in the Proxy Statement or the proxy card included with this supplement.

If you have any questions or require voting assistance, please contact D.F. King & Co., Inc., which is assisting the Board of Directors:

D.F. King & Co., Inc.
48 Wall Street
New York, New York  10005
Banks and Brokers Call Collect: (212) 269-5550
All others call Toll Free: (800) 967-7635

For the Board of Directors

Alice N. Gran
Secretary

2

ANNUAL MEETING OF STOCKHOLDERS OF

SEACOR Holdings Inc.

May 17, 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

21130300000000000000 3                                                                          051707

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF

ALL NOMINEES FOR DIRECTOR INDICATED BELOW AND “FOR” PROPOSALS NO 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect eleven directors to serve until the 2008 Annual Meeting of Stockholders.

NOMINEES:
☐	FOR ALL NOMINEES	☐ Charles Fabrikant
☐ Andrew R. Morse
☐	WITHHOLD AUTHORITY	☐ Michael E. Gellert
	FOR ALL NOMINEES	☐ Stephen Stamas
☐ Richard M. Fairbanks, III
☐	FOR ALL EXCEPT	☐ Pierre de Demandolx
	(See instructions below)	☐ John C. Hadjipateras
☐ Oivind Lorentzen
☐ Steven J. Wisch
☐ Christopher Regan
☐ Steven Webster

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.	☐	☐	☐

3. To approve the SEACOR Holdings Inc. 2007 Share Incentive Plan.	☐	☐	☐

The proxies are authorized to vote, in their discretion, upon any other matters that may properly come before the Annual Meeting or any adjournments thereof.

This proxy hereby revokes any proxy heretofore given by the undersigned for the Annual Meeting.

Shares represented by this proxy will be voted in the manner directed. If no direction is made, this proxy will be voted FOR all management nominees listed, and FOR Item 2 and Item 3.

Only holders of record of SEACOR common stock at the close of business on March 29, 2007 will be entitled to notice of and to vote at the Meeting. Your vote is very important! Please complete, sign, date and return the enclosed proxy, whether or not you expect to attend the Meeting, so that your shares may be represented at the Meeting if you are unable to attend and vote in person. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:

Signature of Stockholder	Date:

Note:                   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SEACOR Holdings Inc.

Proxy for Annual Meeting of Stockholders
on May 17, 2007 11:00 a.m., central time

To be held at the Ritz-Carlton Hotel
100 Carondelet Plaza
Clayton, Missouri 63105

The undersigned having received the Notice of Meeting and Proxy Statement of SEACOR Holdings Inc. (the “Company”), dated April 17, 2007, and Annual Report for the fiscal year ended December 31, 2006, hereby appoints and constitutes Mr. Charles Fabrikant and Ms. Alice Gran, and each of them, proxies with full power of substitution to vote for the undersigned at the Company’s Annual Meeting of Stockholders to be held on May 17, 2007, and at any adjournments thereof (the “Annual Meeting”), as follows:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SEACOR Holdings Inc.

IMPORTANT - This proxy must be signed and dated on the reverse side.

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